UBS WARBURG
                               $400MM WFMBS 2002-8
                           WHOLE LOAN 30YR FIXED-RATE



GWAC                                6.970% +/- 10BPS

PASS-THROUGH                        6.500% COUPON

WAM                                 358 +/- 2 MONTHS

CALIFORNIA                          45.0% APPROX.                        45% MAX

AVG LOAN BALANCE                    %470K APPROX.                      $490K MAX

WA LTV                              65% APPROX.                          +5% MAX

FULL DOC                            90% APPROX.                          -5% MIN

PRIMARY RESIDENCE                   95% APPROX.                          -5% MIN

CASH-OUT REFI                       25% APPROX.                          +5% MAX

UNINSURED > 80% LTV                 1% APPROX.                           +1% MAX

AAA RATINGS                         2 OF 3 (S&P, MOODYS, FITCH)

ESTIMATED SUBORDINATION LEVEL       2.85%

PRICING SPEED                       275% PSA

SETTLEMENT DATE                     04/30/02



                            ALL NUMBERS APPROXIMATE.
                   ALL TRANCHES SUBJECT TO 5% SIZE VARIANCE.

The information herein has been provided solely by UBS Warburg LLC. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange commission. The information contained herein will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                                   UBS WARBURG
                              $350MM WFMBS 2002-8B
                           WHOLE LOAN 15YR FIXED-RATE



GWAC                                6.490% +/- 10BPS

PASS-THROUGH                        6.000% COUPON

WAM                                 178 +/- 2 MONTHS

CALIFORNIA                          44.0% APPROX.                        44% MAX

AVG LOAN BALANCE                    %490K APPROX.                      $497K MAX

WA LTV                              58% MAX                              +3% MAX

FULL DOC                            81% APPROX.                          -4% MIN

CASH-OUT REFI                       20% APPROX.                          +3% MAX

UNINSURED > 80% LTV                 1% APPROX.                           +3% MAX

AAA RATINGS                         2 OF 3 (S&P, FITCH, OR MOODYS)

ESTIMATED SUBORDINATION LEVEL       1.40%

PRICING SPEED                       275% PSA

SETTLEMENT DATE                     04/30/02



                            ALL NUMBERS APPROXIMATE.
                   ALL TRANCHES SUBJECT TO 5% SIZE VARIANCE.

The information herein has been provided solely by UBS Warburg LLC. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange commission. The information contained herein will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.